EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Surgical Laser Technologies, Inc:

As independent public accountants, we hereby consent to the inclusion in this Form 10-K of our report dated January 21, 2000. It should be noted that we have not audited any financial statements of the Company subsequent to January 2, 2000, or performed any audit procedures subsequent to the date of our report.


                                                    ARTHUR ANDERSEN LLP


Philadelphia, PA
March 23, 2000


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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Surgical Laser Technologies, Inc:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 33-32835, 33-38748, 33-42451, 33-49730,
33-83074, and 333-19229.


                                                    ARTHUR ANDERSEN LLP


Philadelphia, PA
March 23, 2000


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